Exhibit 10.58

COMPLIANCE AMENDMENT
TO

COLE NATIONAL CORPORATION 401(k) PLAN (the “Plan”)

This Amendment to the Plan is adopted to comply with final and temporary regulations issued under Code Section 401(a)(9).

SECTION 1
DEFINITIONS

1.1	Definitions

For purposes of this Amendment the following terms have the following meanings. Except as otherwise specifically provided herein, any term defined in Section 1.1 of the Plan has the meaning given such term in such Section.

A Participant’s “designated beneficiary” means the individual who is designated as the Participant’s Beneficiary under Article XVII of the Plan and is the designated beneficiary under Code Section 401(a)(9) and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

A “distribution calendar year” means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first “distribution calendar year” is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first “distribution calendar year” is the calendar year in which distributions are required to begin under Section 3.2 of this Amendment. The required minimum distribution for the Participant’s first “distribution calendar year” will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other “distribution calendar years”, including the required minimum distribution for the “distribution calendar year” in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that “distribution calendar year”.

A Participant’s or Beneficiary’s “life expectancy” means his life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

A “Participant’s account balance” means the Account balance as of the last Valuation Date in the calendar year immediately preceding the “distribution calendar year” (the “valuation calendar year”) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the “valuation calendar year” after the Valuation Date and decreased by distributions made in the “valuation calendar year” after the Valuation Date. The Account balance for the “valuation calendar year” includes any amounts rolled over or transferred to the Plan either in the “valuation calendar year” or in the “distribution calendar year” if distributed or transferred in the “valuation calendar year”.

SECTION II
GENERAL RULES

2.1	Effective Date

The provisions of this Amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

2.2	Precedence

The requirements of this Amendment will take precedence over any inconsistent provisions of the Plan.

2.3	Requirements of Treasury Regulations Incorporated

All distributions required under the Plan and this Amendment will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9).

2.4	TEFRA Section 242(b)(2) Elections

Notwithstanding the other provisions of this Amendment. distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

SECTION III
TIME AND MANNER OF DISTRIBUTION

3.1	Required Beginning Date

A Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.

3.2	Death of Participant Before Distributions Begin

If a Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed as follows:

(a)	If the Participant’s surviving spouse is the Participant’s sole “designated beneficiary”, distributions will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later, unless the surviving spouse has made an election to apply the 5-year rule.

(b)	If the Participant’s surviving spouse is not the Participant’s sole “designated beneficiary”, distributions will commence in accordance with the 5-year rule unless the “designated beneficiary” has made an election to apply the “life expectancy” rule. An election to apply the “life expectancy” rule must be made no later than the earlier of September 30 of the calendar year in which the distributions would be required to begin under the “life expectancy” rule, or by September 30 of the calendar year that contains the fifth anniversary of the Participant’s ( or, if applicable, the surviving spouse’s) death.

(c)	If there is no “designated beneficiary” as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d)	If the Participant’s surviving spouse is the Participant’s sole “designated beneficiary” and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this section 3.2, other than section 3.2(a), will apply as if the surviving spouse were the Participant.

For purposes of this Section 3.2 and Section V, unless Section 3.2(d) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If Section 3.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 3.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date ( or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 3.2(a)), the date distributions are considered to begin is the date distributions actually commence.

3.3	Transition Rule for a Designated Beneficiary Receiving Distributions Under the 5-Year Rule to Elect Life Expectancy Distributions

A “designated beneficiary” who is receiving payments under the 5-year rule may make a new election to receive payments under the “life expectancy” rule until December 31,2003, provided that all amounts that would have been required under the “life expectancy” rule for all “distribution calendar years” before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

3.4	Forms of Distribution

Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first “distribution calendar year”, distributions will be made in accordance with Sections IV and V of this Amendment. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a) (9) and the Treasury regulations.

SECTION IV
REQUIRED MINIMUM DISTRIBUTIONS
DURING PARTICIPANT’S LIFETIME

4.1	Amount of Required Minimum Distribution For Each Distribution Calendar Year

During the Participant’s lifetime, the minimum amount that will be distributed for each “distribution calendar year” is the lesser of:

(a)	the quotient obtained by dividing the “Participant’s account balance” by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the “distribution calendar year”; or

(b)	if the Participant’s sole “designated beneficiary” for the “distribution calendar year” is the Participant’s spouse, the quotient obtained by dividing the “Participant’s account balance” by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the “distribution calendar year”.

4.2	Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death

Required minimum distributions will be determined under this Section IV beginning with the first “distribution calendar year” and up to and including the “distribution calendar year” that includes the Participant’s date of death.

SECTION V
REQUIRED MINIMUM DISTRIBUTIONS
AFTER PARTICIPANT’S DEATH

5.1	Death On or After Date Distributions Begin

If a Participant dies on or after the date distributions begin, the following rules shall apply.

(a)	If there is a “designated beneficiary”, the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the “Participant’s account balance” by the longer of the remaining “life expectancy” of the Participant or the remaining “life expectancy” of the Participant’s “designated beneficiary”, determined as follows:

(1)	The Participant’s remaining “life expectancy” is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2)	If the Participant’s surviving spouse is the Participant’s sole “designated beneficiary”, the remaining “life expectancy” of the surviving spouse is calculated for each “distribution calendar year” after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For “distribution calendar years” after the year of the surviving spouse’s death, the remaining “life expectancy” of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(3)	If the Participant’s surviving spouse is not the Participant’s sole “designated beneficiary”, the “designated beneficiary’s” remaining “life expectancy” is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b)	If there is no “designated beneficiary” as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the “Participant’s account balance” by the Participant’s remaining “life expectancy” calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

5.2	Death Before Date Distributions Begin

If the Participant dies before the date distributions begin, the following rules shall apply.

(a)	If there is a “designated beneficiary”, distribution of the “Participant’s account balance” will be made in accordance with Section 3.2(a) or (b). If the “designated beneficiary” elects to apply the “life expectancy” rule, the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the “Participant’s account balance” by the remaining “life expectancy” of the Participant’s “designated beneficiary” , determined as provided in Section 5.1 of this Amendment.

(b)	If there is no “designated beneficiary” as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(c)	If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole “designated beneficiary”, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 3.2(a) of this Amendment, this Section 5.2 will apply as if the surviving spouse were the Participant.

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              EXECUTED at     Twinsburg    ,     Ohio    , this 16th day of     December    ,     2003    .

By:	/s/ Leslie D. Dunn

Title:	Senior Vice President